HSBC

CUSTOMER'S COPY

CONFIDENTIAL

31 December 2018

Kong Hwee Iron Works & Construction Pte. Ltd.
(Entity No. 198802515Z)
7 Senoko South Road
Singapore 758071

Attention: Sally Nge
Director

(hereinafter referred to as "**you**" or the "**Borrower**")

Dear Sirs

BANKING FACILITIES

The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**") is pleased to make available to **Kong Hwee Iron Works & Construction Pte. Ltd.** the following banking facilities (the "**Facilities**" and each a "**Facility**") on the terms and conditions set out in this facility letter (the "**Facility Letter**").

				Limits
1.	**Facilities**			**Limits**
1.1	Overdraft Facility			SGD500,000/-
1.2	Combined Limit within which the following limits			SGD3,500,000/-
	(a)	Trade Facility Import Line Documentary Credit Line (Maximum tenor: 120 days) within which the following sub-limits		SGD3,500,000/-
		(i)	Clean Import Loan (also available in foreign currencies) (Maximum tenor: 120 days)	SGD3,500,000/-
	(b)	Guarantee Facility (Maximum validity period: 3 years)		SGD1,000,000/-

The Borrower hereby acknowledges that it has been advised of the risk in borrowing in a currency different from that in which the proceeds of the drawdown are to be deployed or from that of the income or assets to be used for repayment. The Borrower further acknowledges that it is fully aware that substantial losses or gains can arise from variations in foreign exchange rates between dates of drawdowns and dates of repayment.

2. Availability

The Bank shall have an unrestricted discretion to cancel or suspend, or determine whether or not to permit drawings in relation to, the Facilities. The Facilities are subject to the Bank's review at any time, and also subject to the Bank's overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

3. Pricing

3.1 The following pricing shall apply:-

Facilities	Pricing
Overdraft Facility	The Bank's prevailing Prime Lending Rate, as published from time to time.
Documentary Credit Line	The Bank's Standard Tariff Commission Rate.
Clean Import Loan	For drawings in SGD 1.25% per annum over the Singapore Interbank Offered Rate, as conclusively determined by the Bank from time to time. For drawings in foreign currencies 1.25% per annum over the London Interbank Offered Rate, as conclusively determined by the Bank from time to time.

3.2 Interest on the Facilities shall be calculated daily on the basis of 365/360 days a year, as appropriate in accordance with the market practice of such currency(ies).

3.3 The pricing stated above excludes any charges by any correspondent bank, if applicable. The Borrower undertakes to reimburse the Bank for any charges levied by any correspondent bank.

3.4 Other pricings that are not set out above shall be at the Bank's prevailing rates.

3.5 All commission payable by the Borrower to the Bank shall be paid upfront.

3.6 Pricing is subject to the Bank's periodic review and revision from time to time.

3.7 All amounts due and payable shall be debited from the Borrower's account with the Bank.

3.8 Notwithstanding any other provision of this Facility Letter, where the Bank agrees to allow utilisation of the Trade Facility in a currency where the pricing for that currency is not set out in Clause 3.1 above, the applicable pricing for such utilisation shall be as determined by the Bank at its sole discretion, and the Borrower's continued utilisation of the Trade Facility shall be deemed the Borrower's acceptance of such pricing. In determining such applicable pricing, the Bank will to the extent possible, quote pricing based on publicly available reference rate, but it should be noted that such publicly available reference rates may not be available in every instance.

3.9 If at any time, the Singapore Interbank Offered Rate or the London Interbank Offered Rate (as applicable), or any other publicly available reference rate applied by the Bank in the calculation of any pricing (in each case, the "**Reference Rate**") is below zero, the applicable Reference Rate shall be zero.

4. Fees

4.1 A review fee of SGD1,000/- shall be payable at each annual review.

4.2 The Borrower authorises the Bank to debit the aforesaid fee from its account with the Bank.

5. Security

All monies owing by the Borrower to the Bank shall be secured by the following:-

(a) a fresh charge over all term deposit accounts (the "**Charge**"), to be provided by the Borrower; and

(b) a fresh joint and several guarantee for an unlimited amount (the "**Guarantee**"), to be provided by Nge Chwee Peng and Ng Lok Kai (the "**Guarantors**"),

(collectively, the "**Security Documents**").

In connection with the above, the Borrower undertakes to appoint solicitors nominated by the Bank to undertake any requisite registration of the Charge with the Accounting and Corporate Regulatory Authority or such other authority (as necessary) on behalf of the Borrower. The Borrower agrees to pay all related fees and authorises the Bank to debit its accounts with the same.

6. Term Deposits

The Borrower shall ensure that term deposits of not less than SGD200,000/-, be maintained by the Borrower with the Bank at all times. All term deposits placed with the Bank shall be subject to the Charge.

7. Conditions Precedent

The Facilities are not available until the Bank has received the following documents in such form and content satisfactory to the Bank and (where applicable) the Borrower has complied with the following requirements:

(a) the attached duplicate copy of this Facility Letter with the form of acceptance thereon duly signed by the Borrower and the form of confirmation duly signed by the Guarantors;

(b) the resolutions of the Board of Directors of the Borrower approving the acceptance of the Facilities, the execution of the Charge in favour of the Bank, and the provision of any other documents required by the Bank;

(c) a certified true copy of the constitutional documents as the Bank may require of the Borrower;

(d) the Security Documents and all other documents for the purpose of perfecting the Security Documents, duly executed by the Borrower and the Guarantors;

(e) placement of term deposits by the Borrower in an amount of not less than SGD200,000/- with the Bank, which shall be subject to the Charge; and

(f) such other information and documents as the Bank may require.

8. Additional Matters

The Borrower represents, warrants and undertakes (as the case may be), for the duration of the Facilities, the matters listed below. Regardless of whether such matters are being observed or complied with, the Bank may still at any time withdraw or cancel the whole or any part of the Facilities and/or demand repayment of all sums owing.

(a) Constitutional Documents: The Borrower shall not without the prior written consent of the Bank substantially alter the nature of its business, and/or amend or alter any of the provisions in its constitutional documents relating to its borrowing powers and principal business activities.

(b) Change of Shareholding: The Borrower shall procure that none of its shareholders change their ownership in the Borrower without the prior written consent of the Bank.

(c) Negative Pledge: The Borrower shall not and shall procure that none of its subsidiaries shall:-

(i) create or attempt to create or permit to subsist any mortgage, debenture, charge, pledge, lien or other encumbrance upon, or permit any lien or other encumbrance (save a lien, arising by operation of law in the ordinary course of trading) to arise on or affect the whole or any part of its undertaking, property, assets and rights other than pledges created over goods and/or services acquired pursuant to documentary credits opened in the ordinary course of trading for the purpose of financing the acquisition or provision of goods and services; or

(ii) grant, issue or extend any guarantee or indemnity or enter into any other form of contractual undertaking or arrangement of similar effect in respect of any indebtedness or obligations, actual or contingent, of any other person whatsoever except in the usual and ordinary course of trading as now conducted by it and its subsidiaries and for the purpose of the carrying on by it of its business.

The above clause shall not be deemed breached by reason only of the existence of any mortgage, debenture, charge, pledge, lien or other encumbrance or guarantee or indemnity which has been created or which subsists or has arisen prior to the date of this Facility Letter, provided that any further or additional encumbrance over or affecting the relevant asset, or increase in the amount secured by or other variation of the relevant encumbrance or guarantee or indemnity of similar effect, shall constitute such a breach.

(d) Pari Passu Covenant: The Borrower's obligations under the Facilities shall at all times rank at least equally and rateably in all respects with its obligations owing to other financial institutions in terms of security and support.

(e) Adjusted Tangible Net Worth: The Borrower shall at all times maintain a minimum adjusted tangible net worth of SGD25,000,000/- (Adjusted tangible net worth is defined as paid-up capital plus revenue reserves, loans owing by the Borrower to its group company and related companies, amounts due to its directors and/or shareholders, excluding intangibles, loans and/or investments by the Borrower in its group company and related companies, amounts due from its directors and/or shareholders).

(f) Gearing Ratio: The Borrower shall at all times maintain a maximum gearing of 1.5 (Gearing is defined as the ratio of total bank debts to tangible net worth and tangible net worth is defined as paid-up capital plus revenue reserves excluding intangibles).

(g) Audited Financial Statements: The Borrower shall furnish the Bank with its annual audited financial statements promptly and in any event no later than 6 months from the end of each financial year.

(h) Management Accounts: The Borrower shall furnish the Bank with its half-yearly management accounts promptly and in any event no later than 60 days from the end of each term.

(i) Sales Proceeds: The Borrower shall maintain its operating account with the Bank and shall procure that sales proceeds of at least 15% of the Borrower's annual turnover be credited to the Borrower's current account maintained with the Bank on a yearly basis.

(j) Related Party Financing: The Borrower shall not utilise the Facilities to finance any of its transactions with its related companies, directors and/or shareholders.

9. Terms and Conditions

9.1 The Facilities shall be subject to the Schedule of General Terms and Conditions and the Schedule of Facilities attached (collectively, the "**Schedules**"), and reference to this Facility Letter shall include the Schedules.

9.2 Notwithstanding the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore, no terms of this Facility Letter or the Security Documents is enforceable by a person who is not a party hereto or thereto.

10. Acceptance

To accept this offer please arrange for the enclosed duplicate copy of this Facility Letter to be signed and returned, together with the resolutions of the Board of Directors of the Borrower, approving the acceptance of the Facilities, within 21 days from the date of this Facility Letter. If the offer is not accepted and received by the Bank within 21 days from the date of this Facility Letter, the offer shall be deemed to have lapsed and expired.

Yours faithfully

Sng Bing Kai
Vice President
Commercial Banking

Keith Chew
Senior Vice President and Team Head
Commercial Banking

SCHEDULE OF GENERAL TERMS AND CONDITIONS

1. Utilisation

1.1 Utilisation of the Facilities shall be subject to the Bank's current practice from time to time. The Bank reserves the right in its absolute discretion to decide whether or not any utilisation or drawdown may be made in connection with the Facilities, and to specify conditions only on compliance with which such utilisation or drawdown may be made.

1.2 The Borrower shall provide, at the request of the Bank from time to time, cash cover in respect of its prospective or contingent liabilities owing at any time to the Bank, including but not limited to its liabilities under any Facility.

2. Limit Observance

The aggregate amount for the time being of the Borrower's actual, prospective or contingent liability or risk in respect of the Facilities shall not at any time exceed the relevant Limit or Sub-Limit (as appropriate). In the case of a prospective or contingent liability, the relevant amount shall be as estimated by the Bank.

3. Currency Equivalent

The equivalent of any amount denominated in a currency other than which a Limit or Sub-Limit is stated shall be calculated by reference to the Bank's then prevailing spot rate of exchange for such currency. The aggregate currency equivalent of all drawings outstanding and/or proposed will be calculated at such time as the Bank shall determine before each drawdown, for the purpose of determining compliance or otherwise with the relevant Limit and/or Sub-Limit.

4. Payments

4.1 All payments shall be made without any set-off, deduction, counter-claim, withholding or condition of any kind, and in the currency of denomination in which the payment is due, provided that if the Borrower is required by applicable law to withhold tax or other amount from any sum payable by or received from the Borrower, the Borrower shall pay such additional amounts as is necessary to ensure that the Bank receives on the due date and retains a net sum equal to what it would have received had no such deduction or withholding been required or made.

4.2 The Bank's certificate of any sum due from the Borrower under the Facilities shall (apart from manifest error) be conclusive.

4.3 Payments shall be made on a Business Day and on the due date for such payment or if that day is not a Business Day on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is none).

5. Set-Off

In addition to any other right of combination of accounts, lien or other rights which the Bank is entitled, the Bank is entitled to settle any indebtedness owed by the Borrower to the Bank, whether such liabilities be actual, prospective or contingent, primary or collateral and several or joint, against any cash cover received or by transferring moneys from any credit balance (whether or not due) to which the Borrower is entitled on any account with the Bank, whether in Singapore or overseas, notwithstanding that the balances on such other account may not be expressed in the same currency. The right of the Bank shall not be affected by the winding-up of the Borrower.

6. Currency Indemnity

Without prejudice to the foregoing, any amount received or recovered by the Bank in respect of any sum expressed to be due to the Bank from the Borrower in a currency other than the currency of denomination in which payment is due (the "**Intended Currency**") shall only constitute a discharge to it to the extent of the amount in the Intended Currency which the Bank is able, in accordance with its usual practice or prevailing circumstances, to purchase with the amount so received or recovered in such other currency on the date of that receipt and the Borrower shall indemnify the Bank against any cost, loss or liability incurred by the Bank as a result of a failure by the Borrower to pay any amount due in the Intended Currency.

7. Information

The Borrower will provide, promptly, any financial or other information that the Bank may from time to time request.

8. Expenses

The Borrower shall on demand pay to the Bank and indemnify the Bank for all costs, expenses, fees (including but not limited to any legal, security and valuation fees), stamp duty, taxes and other charges, and registration costs incurred or charged by the Bank in connection with the negotiation, preparation, amendment, variation, waiver, release, investigation, administration, supervision, protection or enforcement of the rights of the Bank under the Facilities, this Facility Letter or any security.

9. Default Interest

Any amount which is overdue or overdrawn (as well as any amount demanded and not paid) will bear interest at such rate charged by the Bank from time to time on unauthorised overdrafts or any other rates deemed appropriate by the Bank (both before and after demand or judgement).

10. Force Majeure

The Bank shall not be liable to the Borrower for any loss, damage or delay attributable in whole or part to action by any government or government agency or other force majeure and in particular but not limited to strikes, industrial action whether involving the Bank's staff or not, equipment failure or interruption of power supplies.

11. Demand and Notice

11.1 Any demand made, or notice given, by the Bank under this letter may be made or given by any manager, officer or firm acting as solicitor of the Bank by letter addressed to the Borrower or any officer of the Borrower. It may be sent by prepaid post to or left at the Borrower's address last known to the Bank or at the Borrower's registered office. It may be sent by telex, fax or other electronic means to the Borrower's last known telex number, fax number or electronic mail address. If sent by prepaid post, it shall be deemed to have been made or given at noon the second day following the day the letter was posted. If sent by telex, fax or other electronic means, it shall be deemed to have been made or given at the time of transmission.

11.2 Unless otherwise advised by the Bank any notices given by the Borrower to the Bank under this letter shall be delivered to this office.

12. Business Day

The term "**Business Day**" shall mean a day and time on which the relevant banking offices, exchanges and markets are open for business, both in Singapore and in any relevant financial centre for the currency and transaction involved.

13. Assignment/Transfer

Unless expressly agreed otherwise by the Bank, the Bank may assign or transfer all or any part of its rights, benefits and/or obligations under this Facility Letter by delivering to the Borrower a notice in writing. Such assignment or transfer shall take effect as from the effective date specified in the notice and the Bank shall thereafter be released from such rights, benefits and/or obligations. No assignment or transfer of any right, benefit or obligation in this Facility Letter shall be made by the Borrower in any way.

14. Governing Law and Jurisdiction

This Facility Letter shall be governed by the laws of Singapore and the Borrower irrevocably submits to the non-exclusive jurisdiction of the Singapore courts.

15. Compliance Activity

The Bank and other members of the HSBC Group (as defined below) are required to act in accordance with the laws and regulations and comply with requests of public and regulatory authorities operating in various jurisdictions which relate to, amongst other things: (i) the prevention of money laundering, terrorist financing, corruption, tax evasion and the provisions of financial and other services to any persons or entities which may be subject to economic or trade sanctions; or (ii) the investigation or prosecution of, or the enforcement against, any person for an offence against any laws or regulations.

The Bank may take, and may instruct members of the HSBC Group to take, any action which the Bank in its sole and absolute discretion considers appropriate to prevent or investigate crime or the potential breach of sanctions regimes or to act in accordance with relevant laws, regulations, sanctions regimes, international guidance, relevant HSBC Group procedures and/or the direction of any public, regulatory or industry body relevant to any member of the HSBC Group. This includes the interception and investigation of any payment, communication or instruction, and the making of further enquiries as to whether a person or entity is subject to any sanctions regime ("**Compliance Activity**").

Where the Bank takes or instructs any member of the HSBC Group to take, any action, or delays or fails to perform any obligation under or in connection with this Facility Letter pursuant to Compliance Activity, neither the Bank nor any member of the HSBC Group will be liable to the Borrower in respect of any loss, damage or delay suffered or incurred by the Borrower or any other person.

16. Anti-Bribery Laws

The Facilities will not be used, directly or indirectly, for any payments that could cause a violation of any anti-bribery law and none of the Borrower, nor to the knowledge of the Borrower, any director, officer, agent, employee, affiliate or other person acting on behalf of the Borrower or any of its subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the "**UK Bribery Act**") and the U.S. Foreign Corrupt Practices Act of 1977 (the "**FCPA**"). Furthermore, the Borrower and, to the knowledge of the Borrower, each of its affiliates have conducted their businesses in compliance with the UK Bribery Act, the FCPA and similar laws, rules or regulations and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

17. Sanctions

The Borrower will not, directly or indirectly, use the Facilities, or lend, contribute or otherwise make available the Facilities to any subsidiary, joint venture partner or other Person (as defined below), (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions (as defined below) or (ii) in any other manner that would result in a violation of Sanctions by any Person. None of the Borrower, any of its subsidiaries, any director or officer, or any employee, agent or affiliate, of the Borrower or any of its subsidiaries, is an individual or entity ("**Person**") that is, or is owned or controlled by Persons that are, (A) the subject of any sanctions administered or enforced by the US Department of the Treasury's Office of Foreign Assets Control, the US Department of State, the United Nations Security Council, the European Union, Her Majesty's Treasury, the Hong Kong Monetary Authority or the Monetary Authority of Singapore (collectively, "**Sanctions**"), or (B) located, organised or resident in a country or territory that is, or whose government is, the subject of Sanctions.

18. Section 83 of the Hong Kong Banking Ordinance

Section 83 of the Banking Ordinance and the related regulations in Hong Kong have imposed on the Bank certain limitations on advances to persons related to the HSBC Group. The Borrower should, to the best of its knowledge, advise the Bank whether it is in any way related or connected to the HSBC Group. In the absence of such advice, the Bank will assume that the Borrower is not so related or connected. The Bank would also ask, that if the Borrower becomes aware that it becomes so related or connected in future, that the Borrower immediately advises the Bank in writing.

The Borrower may be considered as related or connected to the HSBC Group if it is:

(a) a director or employee of a member of the HSBC Group;

(b) a relative of a director or employee of a member of the HSBC Group;

(c) a firm, partnership or non-listed company in which a member of the HSBC Group or director of the HSBC Group (or such director's relative) is interested as director, partner, manager or agent;

(d) an individual, firm, partnership or non-listed company of which any director of the HSBC Group (or such director's relative) is a guarantor;

(e) a person that controls any member of the HSBC Group;

(f) a person that has minority shareholding control of any member of the HSBC Group; and/or

(g) a firm, partnership or non-listed company which any of the persons listed in paragraph (a) or (b) above is able to control.

For the purposes of this clause:

A person has "**control**" if such person is:

(i) an indirect controller, that is, in relation to a company, any person in accordance with whose directions or instructions the directors of the company or of another company of which it is a subsidiary are accustomed to act, or

(ii) a majority shareholder controller, that is, in relation to a company, any person who, either alone or with any associate or associates, is entitled to exercise, or control the exercise of, more than 50% of the voting power at any general meeting of the company or of another company of which it is a subsidiary.

A person has "**minority shareholding control**" if such person, either alone or with any associate or associates, is entitled to exercise, or control the exercise of, 10% or more, but not more than 50% of the voting power at any general meeting of the company or of another company of which it is a subsidiary.

"**HSBC Group**" means HSBC Holdings plc, its subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches and member or office of the HSBC Group shall be construed accordingly.

"**relative**" means:

(i) any immediate ascendant, any spouse or former spouse of any such ascendant, and any brother or sister of any such spouse or former spouse;

(ii) any immediate descendant, and any spouse or former spouse of any such descendant;

(iii) any brother or sister, aunt or uncle and any nephew or niece and any first cousin;

(iv) any spouse or former spouse, any immediate ascendant of any such spouse or former spouse, and any brother or sister of any such spouse or former spouse,

and, for the purposes of this definition, any step-child shall be deemed to be the child of both its natural parent and of its step-parent and any adopted child to be the child of the adopting parent, and a spouse shall include anyone living as such.

SCHEDULE OF FACILITIES

GUARANTEE FACILITY

1. Utilisation

The Bank will issue each guarantee, bond, tender guarantee/bid bond or warranty bond (referred to herein as the "**guarantees**" and each a "**guarantee**") under the Guarantee Facility subject to:-

(a) receipt by the Bank of a duly signed application form; and

(b) the Bank's prior approval of the terms of the relevant guarantee, including without limitation the beneficiary and expiry date.

2. Validity Period

The validity period for each guarantee under the Guarantee Facility shall not exceed 3 years (inclusive of claim period, if any).

TRADE FACILITY

A. Import Line

1. Documentary Credit Line

1.1 Drawings may be made under the Documentary Credit Line for the opening of sight documentary credit and usance documentary credit of up to 120 days to finance the purchase of such goods acceptable to the Bank.

1.2 The opening by the Bank of a documentary credit shall constitute an advance under the Documentary Credit Line for the full amount of such documentary credit.

2. Clean Import Loan

2.1 Advances may be made under the Clean Import Loan to enable the Borrower to pay its supplier's invoices where the Bank does not obtain control over underlying goods via documents of title. The maximum financing period for each drawing (including the supplier's credit finance period) shall not exceed 120 days from the date of the invoice or if there are multiple invoices for a particular sale transaction, from the date of the earliest invoice issued for that transaction.

2.2 Advances under the Clean Import Loan will be made available subject to the following documents received by the Bank:-

(a) an undertaking that the purchase of goods is a genuine trade transaction and that no other financing has been or will be requested or obtained from the Bank or any other financial institution against the suppliers' invoices financed by the Bank;

(b) the original or certified true copy of the invoice and the relevant transport documents that are acceptable to the Bank; and

(c) written instruction from the Borrower to remit payment directly to such suppliers acceptable to Bank, or as otherwise agreed by the Bank.

B. Repayment and Settlement

All amounts received in connection with the receivables purchase facility extended or to be extended by the Bank from time to time to the Borrower shall be applied towards repayment and/or settlement of any amounts outstanding under the Trade Facility which are due within 14 days from the date of receipt of such amounts and the residual, if any, shall be paid into the Borrower's current account maintained with the Bank.

C. Insurance

The Borrower agrees to ensure or procure that insurance cover will be or will have been effected over all goods subject to finance in connection with the Trade Facility. By accepting the Trade Facility, the Borrower confirms that the appropriate insurance cover has been or will be taken out in respect of all such goods and that declarations under the policies are made for the respective shipments. The Borrower will, upon request, produce to the Bank the relevant policy of insurance.

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

ACCEPTANCE AND CONFIRMATION

We, **Kong Hwee Iron Works & Construction Pte. Ltd.**, confirm our acceptance of the offer and all the terms and conditions contained in the attached letter dated 31 December 2018 (including the Schedules attached thereto).

We agree that in the course of our banking relationship, the Bank will use, store and transfer (whether within or outside Singapore) and/or exchange information to or with all such persons as the Bank may consider necessary. This includes but is not limited to any member of the HSBC Group for any and all purposes in connection with such service and/or for the purpose of promoting, improving and furthering the provision of other financial services by the Bank and any member of the HSBC Group to us generally, and/ or any other purposes and to such persons as may be in accordance with the Bank's general policy on disclosure of information as set out in statements, circulars, notices or other terms and conditions made available by the Bank to us from time to time.

Without prejudice to the above, we acknowledge that, where the Bank considers it necessary or appropriate, the Bank may transfer any such data, details or information to any service provider (whether situated in or outside Singapore), under conditions of confidentiality imposed on such service providers, for the purpose of data processing or providing any service on behalf of the Bank to us (including third party service providers, sales and telemarketing agencies).

We agree and acknowledge that overseas service providers may be required by law to disclose information received from the Bank to third parties. Such circumstances include the service provider being compelled to disclose information pursuant to a court order, police investigations and criminal prosecutions for tax evasion or other offences.

For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.

Name(s) :

Designation :

Date :

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Ng Lok Kai**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 to **Kong Hwee Iron Works & Construction Pte. Ltd.** (the "**Facility Letter**"); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank as referred to in the Facility Letter, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Ng Lok Kai**

Identification No. : S2552029G

Date :

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Nge Chwee Peng**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 to **Kong Hwee Iron Works & Construction Pte. Ltd.** (the "**Facility Letter**"); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank as referred to in the Facility Letter, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Nge Chwee Peng**

Identification No. : S1634713B

Date :

CERTIFIED EXTRACT OF THE RESOLUTIONS PASSED BY THE BOARD OF DIRECTORS OF KONG HWEE IRON WORKS & CONSTRUCTION PTE. LTD. (THE "COMPANY") DATED ____________________

Each Director confirms that –

(a) he has disclosed all his interests in the transaction, if any; and
(b) he has carefully considered the terms of the Facility Letter and the Charge referred to below.

IT WAS RESOLVED as follows:-

1. THAT the arrangement made with The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**") to provide the banking facilities to **Kong Hwee Iron Works & Construction Pte. Ltd.** on the terms and conditions set out in the facility letter dated 31 December 2018 (the "**Facility Letter**") tabled at the meeting, be and is hereby approved and accepted.

2. THAT as security for the moneys owing by the Company to the Bank from time to time, the Company will execute a charge over all term deposit accounts referred to in the Facility Letter (the "**Charge**"), on the terms of the drafts produced at the meeting, which terms and conditions be and are hereby approved.

3. THAT the execution of the Facility Letter and the Charge is conducive to the attainment of the Company's objects, and is in the interest of and for the benefit of the Company.

4. THAT the Charge and any other document relating to the above transaction required to be executed as a deed be executed and delivered as a deed in such manner as may be required or permitted by applicable law.

5. THAT each director of the Company be and is hereby authorised to sign, execute and deliver the Facility Letter and the Charge and such other documents, notices or statements required from the Company by the Bank from time to time, and to approve and sign subsequent amendments, variations or replacement letters to the Facility Letter from time to time, including but not limited to increases in facilities and/or the granting of new facilities, and to communicate or deal with the Bank on the Company's behalf generally.

6. THAT without limiting paragraph 5 above, any person authorised to operate the Company's account under the Company's account opening mandate furnished to the Bank (as the same may be amended, revised, supplemented, replaced or substituted from time to time) be and is hereby authorised to give instructions and other communications in relation to the utilisation of the banking facilities availed by the Bank under the Facility Letter or otherwise at any time, including giving drawdown or utilisation requests, and the Bank is hereby authorised to comply with and act upon all such instructions and communications.

WE HEREBY CERTIFY that the above is a true copy of the resolutions passed by the Board of Directors of the Company in accordance with the constitutional documents of the Company.

....	....
Director	Secretary
Name:	Name:
Date:	

HSBC

BANK'S COPY

CONFIDENTIAL

20 August 2019

Kong Hwee Iron Works & Construction Pte. Ltd.
(Entity No. 198802515Z)
7 Senoko South Road
Singapore 758071

Attention: Sally Nge
Director

(hereinafter referred to as "**you**" or the "**Borrower**")

Dear Sirs

BANKING FACILITIES

We, The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**"), refer to the facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) (the "**Facility Letter**") in respect of the banking facilities specified therein (the "**Facilities**" and each a "**Facility**") made available to **Kong Hwee Iron Works & Construction Pte. Ltd.**, and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the "**Supplemental Facility Letter**").

All terms and expressions defined in the Facility Letter shall bear the same meaning in this Supplemental Facility Letter, unless otherwise stated.

1. Revisions to the Limits of the Facilities

1.1 The Bank is pleased to advise that the limits of Combined Limit, Documentary Credit Line and Clean Import Loan shall each be increased from SGD3,500,000/- to SGD5,500,000/-.

1.2 Accordingly, Clause 1 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

"**1.**	**Facilities**	**Limits**
1.1	Overdraft Facility	SGD500,000/-

	Facilities (*continued*)	**Limits**
1.2	Combined Limit within which the following limits	SGD5,500,000/-
	(a) Trade Facility Import Line Documentary Credit Line (Maximum tenor: 120 days) within which the following sub-limits	SGD5,500,000/-
	- Clean Import Loan (also available in foreign currencies) (Maximum tenor: 120 days)	SGD5,500,000/-
	(b) Guarantee Facility (Maximum validity period: 3 years)	SGD1,000,000/-

The Borrower hereby acknowledges that it has been advised of the risk in borrowing in a currency different from that in which the proceeds of the drawdown are to be deployed or from that of the income or assets to be used for repayment. The Borrower further acknowledges that it is fully aware that substantial losses or gains can arise from variations in foreign exchange rates between dates of drawdowns and dates of repayment."

2. Revision to the Security

Clause 5 of the Facility Letter shall be deleted in its entirety and replaced with the following:

"5. Security

All monies owing by the Borrower to the Bank (including monies owing by the Borrower to the Bank under any treasury facility granted by the Bank to the Borrower) shall be secured by the following:-

(a) an existing charge over all term deposit accounts dated 7 January 2019 (the "**Charge**"), provided by the Borrower; and

(b) an existing joint and several guarantee for an unlimited amount dated 7 January 2019 (the "**Guarantee**"), provided by Nge Chwee Peng and Ng Lok Kai (collectively, the "**Guarantors**"),

(collectively, the "**Security Documents**").

If on its terms any security document (including, without limitation, the Security Documents) secures any or all the liabilities owing by the Borrower to the Bank in respect of any treasury facility granted by the Bank to the Borrower, then notwithstanding anything to the contrary, each such security document shall be a Credit Support Document for the purposes of the International Swaps and Derivatives Association Master Agreement published by the International Swaps and Derivatives Association (the "**ISDA Master Agreement**") and each security provider (including, without limitation, the Borrower and Guarantors) shall be a Credit Support Provider for the purposes of the ISDA Master Agreement."

3. **Amendments to Additional Matters**

Clauses 8(c), 8(e) and 8(g) of the Facility Letter shall be deleted in its entirety and replaced with the following:

"(c) Negative Pledge: The Borrower shall not and shall procure that none of its subsidiaries shall:-

(i) create or attempt to create or permit to subsist any mortgage, debenture, charge, pledge, lien or other encumbrance upon, or permit any lien or other encumbrance (save a lien, arising by operation of law in the ordinary course of trading) to arise on or affect the whole or any part of its undertaking, property, assets and rights other than pledges created over goods and/or services acquired pursuant to documentary credits opened in the ordinary course of trading for the purpose of financing the acquisition or provision of goods and services; or

(ii) grant, issue or extend any guarantee or indemnity or enter into any other form of contractual undertaking or arrangement of similar effect in respect of any indebtedness or obligations, actual or contingent, of any other person whatsoever except in the usual and ordinary course of trading as now conducted by it and its subsidiaries and for the purpose of the carrying on by it of its business.

The above clause shall not be deemed breached by reason only of:-

(i) the existence of any mortgage, debenture, charge, pledge, lien or other encumbrance or guarantee or indemnity which has been created or which subsists or has arisen prior to 31 December 2018; and

(ii) the charges in favour of HL Bank bearing charge numbers C201905234 and C201905238 for which the Bank has exceptionally given its consent,

provided that any further or additional encumbrance over or affecting the relevant asset, or increase in the amount secured by or other variation of the relevant encumbrance or guarantee or indemnity of similar effect, shall constitute such a breach.

(e) Adjusted Tangible Net Worth: The Borrower shall at all times maintain a minimum adjusted tangible net worth of SGD25,000,000/- (Adjusted tangible net worth is defined as paid-up capital plus revenue reserves, loans owing by the Borrower to its group company and related companies, amounts due to its directors and/or shareholders, excluding intangibles, loans and/or investments by the Borrower in its group company and related companies, amounts due from its directors and/or shareholders).

(g) Audited Financial Statements: The Borrower shall furnish the Bank with its annual audited financial statements promptly and in any event no later than 180 days from the end of each financial year."

4. Amendment to Schedule of Facilities

Clause B of the Schedule of Facilities – Trade Facility shall be deleted in its entirety.

5. Fee

5.1 A review fee of SGD1,000/- shall be payable at this annual review.

5.2 The Borrower authorises the Bank to debit the aforesaid fee from its current account with the Bank.

6. Conditions Precedent

The revised Facilities are not available until the Bank has received the following documents in such form and content satisfactory to the Bank and (where applicable) the Borrower has complied with the following requirements:-

(a) the attached duplicate copy of this Supplemental Facility Letter with the form of acceptance thereon duly signed by the Borrower and the form of confirmation duly signed by the Guarantors;

(b) payment of fee, as specified in this Supplemental Facility Letter; and

(c) such other information and documents as the Bank may require.

7. General

7.1 Save as revised or supplemented herein, all other provisions of the Facility Letter shall continue to apply and to remain in full force and effect.

7.2 Without prejudice to the terms and conditions of the Facility Letter, the Facilities are subject to review from time to time. Notwithstanding any other provisions in the Facility Letter, the Bank shall have the unrestricted discretion to cancel or suspend, or to determine whether or not to permit drawings in relation to the Facilities, and the overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

Please arrange for the enclosed duplicate copy of this Supplemental Facility Letter to be signed and returned, approving the acceptance of the revised terms and conditions of this Supplemental Facility Letter, within 21 days from the date of this Supplemental Facility Letter. If the offer is not accepted and received by the Bank within 21 days from the date of this Supplemental Facility Letter, the offer shall be deemed to have lapsed and expired.

Yours faithfully

Sng Bing Kai
Vice President
Commercial Banking

Keith Chew
Senior Vice President and Team Head
Commercial Banking

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited

ACCEPTANCE AND CONFIRMATION

We, **Kong Hwee Iron Works & Construction Pte. Ltd.**, confirm our acceptance of the offer and all the revised terms and conditions contained in the attached supplemental facility letter dated 20 August 2019.

For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.

Name(s) :

Designation :

Date :

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Ng Lok Kai**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 20 August 2019 to **Kong Hwee Iron Works & Construction Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name	: **Ng Lok Kai**
Identification No.	: S2552029G
Date	:

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Nge Chwee Peng**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 20 August 2019 to **Kong Hwee Iron Works & Construction Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Nge Chwee Peng**

Identification No. : S1634713B

Date :

CUSTOMER'S COPY

HSBC

CONFIDENTIAL

10 December 2019

Kong Hwee Iron Works & Construction Pte. Ltd.
(Entity No. 198802515Z)
7 Senoko South Road
Singapore 758071

Attention: Sally Nge
Director

(hereinafter referred to as "**you**" or the "**Borrower**")

Dear Sirs

BANKING FACILITIES

The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**") is pleased to advise that pursuant to its periodic review, it will continue to make available to **Kong Hwee Iron Works & Construction Pte. Ltd.** the banking facilities (the "**Facilities**" and each a "**Facility**") as specified in, and subject to the terms and conditions as set out in, the facility letter dated 31 December 2018, including any renewal, amendments and/or variations from time to time (the "**Facility Letter**"), save as revised by the terms set out in this supplemental facility letter (the "**Supplemental Facility Letter**").

All terms and expressions defined in the Facility Letter shall bear the same meaning in this Supplemental Facility Letter, unless otherwise stated.

1. Revisions to the Limits of the Facilities

1.1 The Bank is pleased to advise that the Combined Limit and the Limits of the Documentary Credit Line and Clean Import Loan shall each be increased from SGD5,500,000/- to SGD7,500,000/-.

1.2 Accordingly, Clause 1 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

"1.	**<u>Facilities</u>**	**<u>Limits</u>**
1.1	Overdraft Facility	SGD500,000/-

	Facilities (*continued*)	Limits
1.2	Combined Limit within which the following limits	SGD7,500,000/-
	(a) Trade Facility Import Line Documentary Credit Line (Maximum tenor: 120 days) within which the following sub-limits	SGD7,500,000/-
	- Clean Import Loan (also available in foreign currencies) (Maximum tenor: 120 days)	SGD7,500,000/-
	(b) Guarantee Facility (Maximum validity period: 3 years)	SGD1,000,000/-

The Borrower hereby acknowledges that it has been advised of the risk in borrowing in a currency different from that in which the proceeds of the drawdown are to be deployed or from that of the income or assets to be used for repayment. The Borrower further acknowledges that it is fully aware that substantial losses or gains can arise from variations in foreign exchange rates between dates of drawdowns and dates of repayment."

2. Revision to Pricing

Clause 3.1 of the Facility Letter shall be deleted in its entirety and replaced with the following:

"3.1 The following pricing shall apply:-

"Facilities	Pricing
Overdraft Facility	The Bank's prevailing Prime Lending Rate, as published from time to time.
Documentary Credit Line	The Bank's Standard Tariff Commission Rate.

Facilities *(continued)*	Pricing
Clean Import Loan	For drawings in SGD 1.25% per annum over the Singapore Interbank Offered Rate, as conclusively determined by the Bank from time to time. For drawings in foreign currencies 1.25% per annum over the London Interbank Offered Rate, as conclusively determined by the Bank from time to time.
Guarantee Facility	0.75% per annum on the face value of the guarantees issued and/or to be issued, for the number of months or part thereof, calculated from the issuance or effective date (whichever is earlier) to the expiry date or the end of the claim period (whichever is later) of such guarantee, subject to a minimum charge as prescribed in the Bank's applicable standard tariffs."

3. Breach of Undertaking

3.1 The Bank noted the occurrence of a breach of the undertaking contained in Clause 8(c) of the Facility Letter.

3.2 The Bank hereby advises an exceptional one-off waiver of the above-mentioned breach.

3.3 Without prejudice to the foregoing, the waiver by the Bank of the above-mentioned breach shall not impair any rights or privileges of the Bank under the Facility Letter, and the Bank may still at any time withdraw or cancel the whole or any part of the Facilities and/or demand repayment of all sums owing.

4. Revision to Additional Matters

Clause 8(c) of the Facility Letter shall be deleted in its entirety and replaced with the following:

"(c) Negative Pledge: The Borrower shall not and shall procure that none of its subsidiaries shall:-

(i) create or attempt to create or permit to subsist any mortgage, debenture, charge, pledge, lien or other encumbrance upon, or permit any lien or other encumbrance (save a lien, arising by operation of law in the ordinary course of trading) to arise on or affect the whole or any part of its undertaking, property, assets and rights other than pledges created over goods and/or services acquired pursuant to documentary credits opened in the ordinary course of trading for the purpose of financing the acquisition or provision of goods and services; or

(ii) grant, issue or extend any guarantee or indemnity or enter into any other form of contractual undertaking or arrangement of similar effect in respect of any indebtedness or obligations, actual or contingent, of any other person whatsoever except in the usual and ordinary course of trading as now conducted by it and its subsidiaries and for the purpose of the carrying on by it of its business.

The above clause shall not be deemed breached by reason only of:-

(i) the existence of any mortgage, debenture, charge, pledge, lien or other encumbrance or guarantee or indemnity which has been created or which subsists or has arisen prior to 31 December 2018; and

(ii) the charges in favour of HL Bank bearing charge numbers C201905234, C201905238 and C201911045 for which the Bank has exceptionally given its consent,

provided that any further or additional encumbrance over or affecting the relevant asset, or increase in the amount secured by or other variation of the relevant encumbrance or guarantee or indemnity of similar effect, shall constitute such a breach."

5. Fee

5.1 A review fee of SGD1,000/- shall be payable at this annual review and at each subsequent annual review.

5.2 The Borrower authorises the Bank to debit the aforesaid fee from its current account with the Bank.

6. Conditions Precedent

The revised Facilities are not available until the Bank has received the following documents in such form and content satisfactory to the Bank and (where applicable) the Borrower has complied with the following requirements:-

(a) the attached duplicate copy of this Supplemental Facility Letter with the form of acceptance thereon duly signed by the Borrower and the form of confirmation duly signed by the Guarantors;

(b) payment of review fee, as specified in Clause 5 of this Supplemental Facility Letter; and

(c) such other information and documents as the Bank may require.

7. General

7.1 Save as revised or supplemented herein, all other provisions of the Facility Letter shall continue to apply and to remain in full force and effect.

7.2 Without prejudice to the terms and conditions of the Facility Letter, the Facilities are subject to review from time to time. Notwithstanding any other provisions in the Facility Letter, the Bank shall have the unrestricted discretion to cancel or suspend, or to determine whether or not to permit drawings in relation to the Facilities, and the overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

Please arrange for the enclosed duplicate copy of this Supplemental Facility Letter to be signed and returned, approving the acceptance of the revised terms and conditions of this Supplemental Facility Letter, within 21 days from the date of this Supplemental Facility Letter. If the offer is not accepted and received by the Bank within 21 days from the date of this Supplemental Facility Letter, the offer shall be deemed to have lapsed and expired.

Yours faithfully

Sng Bing Kai
Vice President
Commercial Banking

Keith Chew
Senior Vice President and Team Head
Commercial Banking

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited

ACCEPTANCE AND CONFIRMATION

We, **Kong Hwee Iron Works & Construction Pte. Ltd.**, confirm our acceptance of the offer and all the revised terms and conditions contained in the attached supplemental facility letter dated 10 December 2019.

For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.

Name(s) : Nge Chwee Peng

Designation : Director

Date : 27/12/2019

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Ng Lok Kai**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 10 December 2019 to **Kong Hwee Iron Works & Construction Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name	: **Ng Lok Kai**
Identification No.	: S2552029G
Date	: 27/12/2019

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Nge Chwee Peng**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 10 December 2019 to **Kong Hwee Iron Works & Construction Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Nge Chwee Peng**

Identification No. : S1634713B

Date : 27/12/2019

HSBC

CONFIDENTIAL

BANK'S COPY

28 February 2020

Kong Hwee Iron Works & Construction Pte. Ltd.
(Entity No. 198802515Z)
7 Senoko South Road
Singapore 758071

Attention: Sally Nge
Director

(hereinafter referred to as "**you**" or the "**Borrower**")

Dear Sirs

BANKING FACILITIES

We, The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**"), refer to the facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) (the "**Facility Letter**") in respect of the banking facilities specified therein (the "**Facilities**" and each a "**Facility**") made available to **Kong Hwee Iron Works & Construction Pte. Ltd.**, and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the "**Supplemental Facility Letter**").

All terms and expressions defined in the Facility Letter shall bear the same meaning in this Supplemental Facility Letter, unless otherwise stated.

1. Revision of the Tenor of the Clean Import Loan

1.1 The maximum tenor for the Clean Import Loan shall be revised from 120 days to 150 days.

1.2 Accordingly, Clause 1 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

"1.	Facilities	Limits
1.1	Overdraft Facility	SGD500,000/-

	<u>Facilities (*continued*)</u>	**<u>Limits</u>**
1.2	Combined Limit within which the following limits	SGD7,500,000/-
	(a) Trade Facility <u>Import Line</u> Documentary Credit Line (Maximum tenor: 120 days) within which the following sub-limit	SGD7,500,000/-
	- Clean Import Loan (also available in foreign currencies) (Maximum tenor: 150 days)	SGD7,500,000/-
	(b) Guarantee Facility (Maximum validity period: 3 years)	SGD1,000,000/-

The Borrower hereby acknowledges that it has been advised of the risk in borrowing in a currency different from that in which the proceeds of the drawdown are to be deployed or from that of the income or assets to be used for repayment. The Borrower further acknowledges that it is fully aware that substantial losses or gains can arise from variations in foreign exchange rates between dates of drawdowns and dates of repayment."

2. Revision to the Schedule of Facilities

Clause 2.1 under the Schedule of Facilities – Trade Facility – Import Line – Clean Import Loan in the Facility Letter shall be deleted in its entirety and replaced with the following:-

"2.1 Advances may be made under the Clean Import Loan to enable the Borrower to pay its supplier's invoices where the Bank does not obtain control over underlying goods via documents of title. The maximum financing period for each drawing (including the supplier's credit finance period) shall not exceed 150 days from the date of the invoice or if there are multiple invoices for a particular sale transaction, from the date of the earliest invoice issued for that transaction."

3. Revision to Schedule of General Terms and Conditions

Clause 18 of the Schedule of General Terms and Conditions of the Facility Letter shall be deleted in its entirety and replaced with the following:-

"18. Banking (Exposure Limits) Rules

The Banking (Exposure Limits) Rules (Cap. 155S) and regulations in respect thereof in Hong Kong have imposed on the Bank certain limitations on advances to persons related or connected to the HSBC Group. In accepting this Facility Letter, the Borrower should, to the best of its knowledge, advise the Bank whether it is in any way related or connected to the HSBC Group. In the absence of such advice, the Bank will assume that the Borrower is not so related or connected. The Bank would also ask, that if the Borrower becomes aware that it becomes so related or connected in future, it immediately advises the Bank in writing. The following paragraphs contain an explanation of when the Borrower may be considered related or connected to the HSBC Group for the purposes hereof.

The information set out here is for reference only. For further details, the Banking (Exposure Limits) Rules (Cap. 155S) may be accessed at https://www.elegislation.gov.hk/hk/cap155S.

The Borrower may be considered as related or connected to the HSBC Group if it is:

(a) a director, employee, controller or minority shareholder controller, of a member of the HSBC Group;

(b) a relative of a director, employee, controller or minority shareholder controller, of a member of the HSBC Group;

(c) a firm, partnership or non-listed company in which a member of the HSBC Group or any of the following entities is interested as director, partner, manager or agent:

(i) a controller, minority shareholder controller or director of a member of the HSBC Group;

(ii) a relative of a controller, minority shareholder controller or director of a member of the HSBC Group; or

(d) a natural person, firm, partnership or non-listed company to whom a member of the HSBC Group has provided a financial facility if any of the following entities is a guarantor of the facility:

(i) a controller, minority shareholder controller or director of a member of the HSBC Group;

(ii) a relative of a controller, minority shareholder controller or director of a member of the HSBC Group.

Relevant definitions

A person has "**control**" if such person is:

(i) an indirect controller, that is, in relation to a company, any person in accordance with whose directions or instructions the directors of the company or of another company of which it is a subsidiary are accustomed to act, or

(ii) a majority shareholder controller, that is, in relation to a company, any person who, either alone or with any associate or associates, is entitled to exercise, or control the exercise of, more than 50% of the voting power at any general meeting of the company or of another company of which it is a subsidiary,

and "**controller**" means either an "**indirect controller**" or a "**majority shareholder controller**".

"**employee**" includes permanent full time, permanent part-time, fixed-term full time, fixed-term part-time staff and international assignees.

"**HSBC Group**" means HSBC Holdings plc, its subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches, and member or office of the HSBC Group shall be construed accordingly.

"**minority shareholder controller**" in relation to a company, means any person who, either alone or with any associate or associates, is entitled to exercise, or control the exercise of, 10% or more, but not more than 50%, of the voting power at any general meeting of the company or of another company of which it is a subsidiary.

"**relative**" in relation to a natural person, means the following:

(i) a parent, grandparent or great grandparent;

(ii) a step-parent or adoptive parent;

(iii) a brother or sister;

(iv) the spouse;

(v) if the person is a party to a union of concubinage - the other party of the union;

(vi) a cohabitee;

(vii) a parent, step-parent or adoptive parent of a spouse;

(viii) a brother or sister of a spouse;

(ix) a son, step-son, adopted son, daughter, step-daughter or adopted daughter; or

(x) a grandson, granddaughter, great grandson or great granddaughter."

4. Conditions Precedent

The revised Facilities are not available until the Bank has received the following documents in such form and content satisfactory to the Bank and (where applicable) the Borrower has complied with the following requirements:-

(a) the attached duplicate copy of this Supplemental Facility Letter with the form of acceptance thereon duly signed by the Borrower and the form of confirmation duly signed by the Guarantors; and

(b) such other information and documents as the Bank may require.

5. General

5.1 Save as revised or supplemented herein, all other provisions of the Facility Letter shall continue to apply and to remain in full force and effect.

5.2 Without prejudice to the terms and conditions of the Facility Letter, the Facilities are subject to review from time to time. Notwithstanding any other provisions in the Facility Letter, the Bank shall have the unrestricted discretion to cancel or suspend, or to determine whether or not to permit drawings in relation to the Facilities, and the overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

Please arrange for the enclosed duplicate copy of this Supplemental Facility Letter to be signed and returned, approving the acceptance of the revised terms and conditions of this Supplemental Facility Letter, within 21 days from the date of this Supplemental Facility Letter. If the offer is not accepted and received by the Bank within 21 days from the date of this Supplemental Facility Letter, the offer shall be deemed to have lapsed and expired.

Yours faithfully

Sng Bing Kai
Vice President
Commercial Banking

Keith Chew
Senior Vice President and Team Head
Commercial Banking

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited

ACCEPTANCE AND CONFIRMATION

We, **Kong Hwee Iron Works & Construction Pte. Ltd.**, confirm our acceptance of the offer and all the revised terms and conditions contained in the attached supplemental facility letter dated 28 February 2020.

For and on behalf of
Kong Hwee Iron Works & Construction Pte. Ltd.

Name(s) : Nge Chwee Peng

Designation : Director

Date : 9/3/2020

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Ng Lok Kai**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 28 February 2020 to **Kong Hwee Iron Works & Construction Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Ng Lok Kai**

Identification No. : S2552029G

Date : 9/3/2020

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Nge Chwee Peng**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 31 December 2018 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 28 February 2020 to **Kong Hwee Iron Works & Construction Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Nge Chwee Peng**

Identification No. : S1634713B

Date : 9/3/2020